Supplement dated September 1, 2005 to the

Statement of Additional Information for the Pacific Select Fund (“Fund”)
dated May 1, 2005

      This supplement revises the Fund’s Statement of Additional Information (“SAI”) effective September 1, 2005, unless another effective date is specified below.

Under SECURITIES AND INVESTMENT TECHNIQUES, the following changes are made:

      Under the subsection Options, the sixth paragraph in the Purchasing and Writing Options on Securities sub-subsection is replaced with the following:

      A Portfolio may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Portfolio to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Portfolio is covered if the Portfolio owns the security underlying the call option or if the Portfolio holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Portfolio is covered if the Portfolio sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Portfolio. The put option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

      Under the subsection Management Information, the information on Glenn S. Schafer and Diane N. Ledger is replaced with the following:

Interested Persons

			Number
			of Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Glenn S. Schafer Year of birth 1949	President since 2/25/99 and Trustee since 1/01/05	Vice Chairman (4/05 to present), President (1/95 to 4/05) and Director of Pacific Life, Pacific Life & Annuity Company, Pacific Mutual Holding Company and Pacific LifeCorp and President and Director to other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems); Director of Asset Management Finance Corp; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	53

			Number
			of Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 7/21/87	Vice President of Pacific Life (4/97 to present) and Pacific Life & Annuity Company (8/99 to present); Vice President and Assistant Secretary of Pacific Funds (6/01 to present).	53

      Under the subsection Management Information, the following is added after the information on Glenn S. Schafer:

			Number
			of Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

James T. Morris Year of birth 1960	Executive Vice President since 6/08/05	Executive Vice President of Pacific Funds (6/05 to present); Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (4/96 to 1/02), Vice President (4/90 to 4/96) of Pacific Life Insurance Company; Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and Executive Vice President and Chief Insurance Officer (7/05 to present) of Pacific Mutual Holding Company and Pacific LifeCorp.	53

Independent Trustees

      Cecilia H. Herbert resigned as a Trustee of the Fund, effective June 30, 2005.

      Under the subsection Board of Trustees — Committees, the last sentence of the paragraph regarding the Valuation Committee is replaced with the following:

The Valuation Committee met 1 time during the year ended December 31, 2004.

      The subsection Board of Trustees — Deferred Compensation Agreements is replaced with the following:

      Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Fund or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’

deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

      Under the subsection Investment Adviser, the first three sentences of the third paragraph are replaced with the following:

      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska in September 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

      Under the subsection Portfolio Management Agreements, the following disclosure shall be added:

      The statement below is added after the first fee table with respect to MFS Investment Management and the International Large-Cap Portfolio:

      When determining the break point rates, the combined average daily net assets of the International Large-Cap Portfolio and the PF MFS International Large-Cap Fund of Pacific Funds were aggregated.

      The statement below is added after the fee table with respect to Neuberger Berman Management Inc. and the Fasciano Small Equity Portfolio:

      Effective October 1, 2005, when determining the break point rates, the combined average daily net assets of the Fasciano Small Equity Portfolio and the PF NB Fasciano Small Equity Fund of Pacific Funds are aggregated.

      Under the subsection Additional Information About the Portfolio Managers — Other Accounts Managed, all information related to Trent E. Nevills and Monika H. Degan is deleted.

      Under the subsection Exchanges Among the Portfolios, the following is added as the first paragraph:

      The Fund recently adopted a policy with respect to limitations on transfers. Please refer to the Fund Prospectus for more information on the policy.

Under PORTFOLIO TRANSACTIONS AND BROKERAGE, the following changes are made:

      Under the subsection Disclosure of Portfolio Holdings, the following disclosure replaces the entire subsection:

      It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interest of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission (“SEC”). The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual prospectus section, under “Additional Pacific Select Fund Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii) must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. Nonetheless, the Fund is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of the Fund’s service providers), and its employees will not trade on the Fund’s non-public holdings information. The Fund will take steps to amend such agreements as necessary. The Fund’s holdings are also disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      The Fund currently relies on the contractual and/or legal/ethical obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent the Fund relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. The Fund is seeking to initiate a process whereby Fund service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

Under OTHER INFORMATION, the following changes are made:

      Under the subsection Proxy Voting Policies and Procedures, the following changes are made:

      The disclosure below replaces paragraph D. Conflicts of Interest, of the proxy voting policies and procedures for Lazard Asset Management LLC:

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard generally defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS’s recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

      The following disclosure is added to the third paragraph of the proxy voting policies and procedures for Salomon Brothers Asset Management Inc:

A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.